UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2014

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)		19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

At a reconvened Special Meeting of Stockholders on July 17, 2014 (the “Special Meeting”) of FS Investment Corporation (the “Company”), the Company received stockholder approval to amend and restate the amended and restated investment advisory agreement, dated April 16, 2014 (the “Original Investment Advisory Agreement”), by and between the Company and FB Income Advisor, LLC (the “Adviser”).

On July 17, 2014, the Company entered into an amended and restated investment advisory agreement (the “Amended and Restated Investment Advisory Agreement”) with the Adviser that amended and restated the Original Investment Advisory Agreement. The Amended and Restated Investment Advisory Agreement is materially similar to the Original Investment Advisory Agreement, except for the amendments described below and as more fully described in Proposal 2 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2014 (the “Proxy Statement”), which is incorporated herein by reference.

The Amended and Restated Advisory Agreement reduces the base management fee payable by the Company to the Adviser from 2.0% to 1.75% of the average value of the Company’s gross assets. Pending stockholder approval of the Amended and Restated Investment Advisory Agreement, the Adviser had agreed, effective April 1, 2014, to voluntarily waive a portion of the base management fee to which it was entitled under the Original Investment Advisory Agreement so that the fee equaled 1.75% of the average value of the Company’s gross assets.

The Amended and Restated Investment Advisory Agreement also lowers the quarterly hurdle rate used in calculating the subordinated incentive fee on income portion of the incentive fee from 2.0% (8.0% annualized) under the Original Investment Advisory Agreement to 1.875% (7.5% annualized) (the “Amended Hurdle Rate”). Accordingly, the calculation of the subordinated incentive fee on income for each quarter under the Amended and Restated Investment Advisory Agreement will be as follows:

●	No incentive fee will payable to the Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income (as defined in the Amended and Restated Investment Advisory Agreement) does not exceed the Amended Hurdle Rate of 1.875% (7.5% annualized);

●	100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the Amended Hurdle Rate but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) will be payable to the Adviser. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the Amended Hurdle Rate but is less than or equal to 2.34375%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.34375% (9.375% annualized) on net assets in any calendar quarter; and

●	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) will be payable to the Adviser once the Amended Hurdle Rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

Under the Amended and Restated Investment Advisory Agreement, the subordinated incentive fee on income will continue to be subject to the total return requirement as described in the Proxy Statement.

Information regarding the material relationships between the Company and the Adviser is set forth in “Part I—Item 1. Business—About FB Advisor” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 28, 2014, and is incorporated herein by reference.

The foregoing description of the Amended and Restated Investment Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Amended and Restated Investment Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Special Meeting

The Company reconvened the Special Meeting on July 17, 2014. The Special Meeting was initially called to order on June 23, 2014 and was adjourned with respect to each of the Special Meeting proposals to permit additional time to solicit stockholder votes for such proposals. The Special Meeting proposals are described in more detail in the Proxy Statement. As of April 15, 2014, the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting, 262,282,173 shares of common stock were eligible to be voted. As of July 17, 2014, 132,942,808 of those shares were voted in person or by proxy at the Special Meeting. At the reconvened Special Meeting, stockholders were asked to consider and act upon each of the Special Meeting proposals, each of which received the requisite number of votes to pass:

●	Proposal No. 1 – to authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of the Company’s common stock during the 12 months following stockholder approval at a price below the then-current net asset value per share, subject to certain limitations described in the Proxy Statement; and

●	Proposal No. 2 – to approve the Amended and Restated Investment Advisory Agreement in order to (a) change the structure of the subordinated incentive fee on income payable to the Adviser in a manner that would reduce the “hurdle rate” required for the Adviser to earn, and be paid, the subordinated incentive fee on income, and (b) reduce the base management fee payable by the Company to the Adviser.

For each of the two proposals voted upon by stockholders at the Special Meeting, the votes for, votes against, abstentions and broker non-votes are set forth below:

Proposal 1:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,972,480	11,750,867	6,219,461	0

Proposal 2:

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,828,663	7,466,208	6,647,937	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Investment Advisory Agreement, dated as of July 17, 2014, by and between FS Investment Corporation and FB Income Advisor, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: July 22, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer

Exhibit Index

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Investment Advisory Agreement, dated as of July 17, 2014, by and between FS Investment Corporation and FB Income Advisor, LLC.